UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 1, 2016

Date of Report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Effective April 1, 2016, Renasant Corporation (“Renasant”) completed its previously-announced merger with KeyWorth Bank (“KeyWorth”), pursuant to the Agreement and Plan of Merger by and among Renasant, Renasant Bank and KeyWorth dated as of October 20, 2015 (referred to as the “Merger Agreement”), in a transaction valued at approximately $59 million. At closing, KeyWorth merged with and into Renasant Bank, with Renasant Bank the surviving banking corporation in the merger.

Pursuant to the Merger Agreement, holders of KeyWorth common stock have the right to receive 0.4494 of a share of Renasant common stock for each share of KeyWorth common stock held immediately prior to the effective time of the merger, plus cash in lieu of fractional shares. Upon completion of the merger, each in-the-money stock option granted under KeyWorth’s 2007 Stock Incentive Plan and each warrant to purchase shares of KeyWorth’s common stock will vest in full and be converted into the right to receive a cash payment. The amount of this cash payment will be equal to (1) the total number of shares subject to such stock option or warrant multiplied by (2) the difference between $15.00 and the exercise price of the option or warrant, less applicable tax withholdings. Out-of-the-money KeyWorth stock options or warrants will be cancelled for no consideration.

The foregoing description of the Merger Agreement and the merger does not purport to be complete and is qualified in its entirety by reference to the description thereof previously reported in the Current Report on Form 8-K filed by Renasant on October 23, 2015, under Item 1.01, Entry into a Material Definitive Agreement, which description is incorporated herein by reference, and by the Merger Agreement itself, which is incorporated herein by reference as exhibit 2.1. On April 1, 2016, Renasant issued a press release announcing the completion of the merger, a copy of which is attached hereto as exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated as of October 20, 2015 by and among Renasant Corporation, Renasant Bank and KeyWorth Bank (attached as exhibit 2.1 to the Current Report on Form 8-K of Renasant Corporation filed with the Securities and Exchange Commission on October 23, 2015 and incorporated herein by reference).

99.1	Press release dated April 1, 2016 issued by Renasant Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: April 1, 2016	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release dated April 1, 2016 issued by Renasant Corporation.

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